                  THE 59 WALL STREET TAX-EFFICIENT EQUITY FUND

                            Portfolio of Investments

                                October 31, 2001

  Shares                                                                Value
  ------                                                                -----
            COMMON STOCK (99.5%)
            BASIC MATERIALS (2.4%)
  15,675    Alcoa, Inc. ........................................     $  505,832
  13,075    International Paper Co. ............................        468,085
                                                                     ----------
                                                                        973,917
                                                                     ----------
            CAPITAL GOODS/DURABLES (6.5%)
  13,074    Dover Corp. ........................................        430,788
  34,917    General Electric Co. ...............................      1,271,328
  13,075    Illinois Tool Works, Inc. ..........................        747,890
  18,300    Solectron Corp.* ...................................        225,090
                                                                     ----------
                                                                      2,675,096
                                                                     ----------
            CONSUMER NON-DURABLES (8.2%)
  19,610    Avon Products, Inc. ................................        918,336
  20,449    Coca Cola Co. ......................................        979,098
  20,910    Estee Lauder Companies, Inc. .......................        674,348
  25,475    Gillette Co. .......................................        792,018
                                                                     ----------
                                                                      3,363,800
                                                                     ----------
            ENERGY (11.8%)
   6,900    ChevronTexaco Corp. ................................        610,995
  13,725    Duke Energy Co. ....................................        527,177
  36,593    Exxon Mobil Corp. ..................................      1,443,594
  22,694    Mirant Corp.* ......................................        590,044
  13,069    Royal Dutch Petroleum Co. ..........................        660,115
  33,979    Williams Companies, Inc. ...........................        980,974
                                                                     ----------
                                                                      4,812,899
                                                                     ----------
            FINANCE (19.2%)
  13,378    American International Group .......................      1,051,511
  26,133    Bank of New York Co., Inc. .........................        888,784
  32,016    Citigroup, Inc. ....................................      1,457,368
  10,450    Fannie Mae .........................................        846,032
  33,542    FleetBoston Financial Corp. ........................      1,102,190
   9,150    Hartford Financial Services
              Group, Inc. ......................................        494,100

            FINANCE (continued)
  15,675    Merrill Lynch & Co., Inc. ..........................     $  685,154
  11,750    Morgan Stanley .....................................        574,810
  16,325    St. Paul Companies, Inc. ...........................        749,318
                                                                     ----------
                                                                      7,849,267
                                                                     ----------
            HEALTH CARE (11.7%)
   6,525    Applera Corp. - Applied
              Biosystems Group .................................        190,399
  18,279    Lilly (Eli) & Co. ..................................      1,398,343
  15,689    Medtronic, Inc. ....................................        632,267
  35,275    Pfizer, Inc. .......................................      1,478,023
  26,140    Pharmacia Corp. ....................................      1,059,193
                                                                     ----------
                                                                      4,758,225
                                                                     ----------
            RETAIL (7.4%)
  20,215    Costco Wholesale Corp.* ............................        764,733
  23,508    Home Depot, Inc. ...................................        898,711
   8,500    Kohls Corp.* .......................................        472,685
  16,975    Wal-Mart Stores, Inc. ..............................        872,515
                                                                     ----------
                                                                      3,008,644
                                                                     ----------
            SERVICES (10.9%)
  22,858    AOL Time Warner, Inc.* .............................        713,398
  18,299    Cox Communications, Inc.* ..........................        700,852
  36,584    Qwest Communications
              International, Inc. ..............................        473,763
  24,825    SBC Communications, Inc. ...........................        946,081
  26,125    Sprint Corp. PCS Group* ............................        582,587
   8,025    Verizon Communications, Inc. .......................        399,725
  17,000    Viacom, Inc. (Class B)* ............................        620,670
                                                                     ----------
                                                                      4,437,076
                                                                     ----------
            TECHNOLOGY (20.1%)
  16,975    Applied Materials, Inc.* ...........................        579,017
  20,899    Automatic Data Processing, Inc. ....................      1,079,642
  40,513    Cisco Systems, Inc.* ...............................        685,480

                  THE 59 WALL STREET TAX-EFFICIENT EQUITY FUND

                            Portfolio of Investments

                          October 31, 2001 (continued)

  Shares                                                                Value
  ------                                                                -----
            TECHNOLOGY (continued)
  14,375    Computer Associates
              International, Inc. ..............................     $  444,475
  36,574    Dell Computer Corp.* ...............................        877,045
  15,670    EMC Corp.* .........................................        193,055
  13,074    International Business Machines
              Corp. ............................................      1,412,907
  28,089    Microsoft Corp.* ...................................      1,633,375
  13,060    STMicroelectronics NV ..............................        365,288

  Shares                                                                Value
  ------                                                                -----
            TECHNOLOGY (continued)
  36,583    Sun Microsystems, Inc.* ............................     $  371,318
  20,903    Texas Instruments, Inc. ............................        585,075
                                                                     ----------
                                                                      8,226,677
                                                                     ----------
            TRANSPORTATION (1.3%)
  10,450    United Parcel Service, Inc.
              (Class B) ........................................        532,950
                                                                     ----------

TOTAL INVESTMENTS, (Identified cost $44,050,864) (a) ...   99.5%    $40,638,551
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES .........    0.5         194,612
                                                          -----     -----------
NET ASSETS .............................................  100.0%    $40,833,163
                                                          =====     ===========


----------
*    Non-income producing security.

(a) The aggregate cost for federal income tax purposes is $44,423,457, the aggregate gross unrealized appreciation is $1,906,251, and the aggregate gross unrealized depreciation is $5,691,157, resulting in net unrealized depreciation of $3,784,906.

   The accompanying notes are an integral part of these financial statements.

                  THE 59 WALL STREET TAX-EFFICIENT EQUITY FUND

                       STATEMENT OF ASSETS AND LIABILITIES

                                October 31, 2001

ASSETS:

  Investments in securities, at value
   (identified cost $44,050,864) ................................   $40,638,551
  Cash ..........................................................       152,992
  Receivables for:
            Investments sold ....................................       650,297
            Dividends ...........................................        27,450
                                                                    -----------
          Total Assets ..........................................    41,469,290
                                                                    -----------
LIABILITIES:
  Payables for:
            Investments purchased ...............................       618,010
            Capital stock redeemed ..............................        12,695
            Administrative fees .................................         5,298
            Expense payment fee .................................           124
                                                                    -----------
          Total Liabilities .....................................       636,127
                                                                    -----------
NET ASSETS ......................................................   $40,833,163
                                                                    ===========
Net Assets Consist of:
  Paid-in capital ...............................................   $49,907,226
  Accumulated net realized loss on investments
   and futures contracts                                             (5,661,750)
  Net unrealized depreciation on investments ....................    (3,412,313)
                                                                    -----------
Net Assets ......................................................   $40,833,163
                                                                    ===========
NET ASSET VALUE AND OFFERING PRICE PER CLASS N SHARES
  ($40,833,163 / 4,316,028 shares) ..............................         $9.46
                                                                          =====

   The accompanying notes are an integral part of these financial statements.

                  THE 59 WALL STREET TAX-EFFICIENT EQUITY FUND

                             STATEMENT OF OPERATIONS

                       For the year ended October 31, 2001

NET INVESTMENT LOSS:
         Income:
           Dividends ...........................................   $    458,593
           Interest ............................................         18,414
                                                                   ------------
                 Total Income ..................................        477,007
                                                                   ------------
        Expenses:
           Expense payment fee .................................        505,891
           Administrative fees .................................         72,271
                                                                   ------------
                 Total Expenses ................................        578,162
                                                                   ------------
                 Net Investment Loss ...........................       (101,155)
                                                                   ------------
NET REALIZED AND UNREALIZED LOSS:
        Net realized loss on investments and futures contracts .     (5,084,991)
        Net change in unrealized depreciation on investments ...    (11,679,370)
                                                                   ------------
                 Net Realized and Unrealized Loss ..............    (16,764,361)
                                                                   ------------
        Net Decrease in Net Assets Resulting from Operations ...   $(16,865,516)
                                                                   ============

   The accompanying notes are an integral part of these financial statements.

                  THE 59 WALL STREET TAX-EFFICIENT EQUITY FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                    For the year ended October 31,
                                                                                    -----------------------------
                                                                                         2001             2000
                                                                                     -----------        ---------
INCREASE (DECREASE) IN NET ASSETS:
   Operations:
     Net investment loss .........................................................   $   (101,155)   $   (139,937)
     Net realized loss on investments and futures contracts ......................     (5,084,991)       (223,236)
     Net change in unrealized appreciation (depreciation) on
        investments ..............................................................    (11,679,370)      1,977,248
                                                                                     ------------    ------------
        Net increase (decrease) in net assets resulting from operations               (16,865,516)      1,614,075
                                                                                     ------------    ------------
   Distributions from net realized gains .........................................       (250,327)            --
                                                                                     ------------    ------------

   Capital stock transactions:
     Net proceeds from sales of capital stock ....................................     20,695,437      18,740,446
     Net asset value of capital stock issued to shareholders
        in reinvestment of distributions .........................................          1,340              --
     Net cost of capital stock redeemed ..........................................    (14,512,859)     (5,087,243)
                                                                                     ------------    ------------
        Net increase in net assets resulting from capital stock transactions .....      6,183,918      13,653,203
                                                                                     ------------    ------------
          Total increase (decrease) in net assets ................................    (10,931,925)     15,267,278
NET ASSETS:
   Beginning of year .............................................................     51,765,088      36,497,810
                                                                                     ------------    ------------
   End of year ...................................................................   $ 40,833,163    $ 51,765,088
                                                                                     ============    ============

   The accompanying notes are an integral part of these financial statements.

                  THE 59 WALL STREET TAX-EFFICIENT EQUITY FUND

                              FINANCIAL HIGHLIGHTS

Selected per share data and ratios for a share outstanding throughout each period

                                                                                                    For the
                                                                                                  period from
                                                                                               November 2, 1998
                                                              For the year ended October 31,     (Commencement
                                                              ------------------------------    of Operations) to
                                                                  2001             2000        October 31, 1999
                                                               -----------      ------------   ------------------
Net asset value, beginning of period .......................     $13.52           $12.80            $10.00
Income from investment operations:
   Net investment loss .....................................      (0.02)           (0.04)            (0.03)
   Net realized and unrealized gain (loss) .................      (3.97)            0.76              2.83
Less distributions from net realized gain ..................      (0.07)              --                --
                                                                 ------           ------            ------
   Net asset value, end of period ..........................     $ 9.46           $13.52            $12.80
                                                                 ======           ======            ======

Total return ...............................................    (29.65)%            5.62%            28.00%

Ratios/Supplemental data:
   Net assets, end of period (000's omitted) ...............    $40,833          $51,765           $36,498
   Expenses as a percentage of average net assets(1) .......       1.20%            1.20%             1.20%(2)
   Ratio of net investment loss to average net assets ......      (0.21)%          (0.30)%           (0.25)%(2)

Portfolio turnover rate ....................................         53%              67%               37%(2)

----------
1    Had the expense  reimbursement  agreement  not been in place,  the ratio of expenses to average net assets would have been as follows:

     Ratio of expenses to average net assets ...............        1.46%           1.35%             1.29%(2)

2    Annualized.

   The accompanying notes are an integral part of these financial statements.

                  THE 59 WALL STREET TAX-EFFICIENT EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

     1. Organization and Significant Accounting Policies. The 59 Wall Street Tax-Efficient Equity Fund (the "Fund") is a separate, diversified series of The 59 Wall Street Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended. The Corporation is an open-end management investment company organized under the laws of the State of Maryland on July 16, 1990. The Fund commenced operations on November 2, 1998. On February 20, 2001, the Fund's Board of Directors reclassified the Fund's outstanding shares as "Class N", and established a new class of shares designated as "Class I". As of October 31, 2001, there were no Class I shares outstanding.

     The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements and are based, in part, on the following accounting policies. Actual results could differ from those estimates.

          A. Valuation of Investments. (1) The value of investments listed on a securities exchange is based on the last sale price on that exchange prior to the time when assets are valued, or in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange; (2) unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market; (3) securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Corporation's Board of Directors. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to the value from dealers; and general market conditions; (4) short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Board of Directors.

          B. Accounting for Investments. Security transactions are accounted for on the trade date. Realized gains and losses on security transactions are determined on the identified cost method. Dividend income and other distributions from portfolio securities are recorded on the ex-dividend date. Interest income is accrued daily.

          C. Federal Income Taxes. It is the Corporation's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. The Fund files a tax return annually using tax accounting methods required under provisions of the Internal Revenue Code which may differ from accounting principles generally accepted in the United States of America, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return due to certain book-to-tax differences such as losses deferred due to "wash sale" transactions and utilization of capital loss carryforwards. These differences may result in temporary over-distributions for financial statement purposes and are classified as distributions in excess of accumulated net realized gains or net investment income. These distributions do not constitute a return of capital. Permanent differences are reclassified on the statement of assets and liabilities based upon their tax reclassifications. As such, the character of distributions to shareholders reported in the Financial Highlights table may differ from that reported to shareholders on Form 1099-DIV.

          D. Dividends and Distributions to Shareholders. Distributions from net capital gains, if any, are paid annually and are recorded on the ex-dividend date.

     2. Transactions with Affiliates.

     Investment Advisory Fees. The Corporation has an investment advisory agreement with Brown Brothers Harriman ("BBH") for which BBH receives a fee from the Fund calculated daily and paid monthly at an annual rate equivalent to 0.65% of the Fund's average daily net assets.

                  THE 59 WALL STREET TAX-EFFICIENT EQUITY FUND

     Administrative Fees. The Corporation has an administrative agreement with Brown Brothers Harriman Trust Company, LLC ("BBHTC") for which it pays BBHTC a fee calculated daily and paid monthly at an annual rate equivalent to 0.15% of the Fund's average daily net assets. BBHTC has a sub administration services agreement with 59 Wall Street Administrators, Inc. for which 59 Wall Street Administrators, Inc. receives such compensation as is from time to time agreed upon, but not in excess of the amount paid to BBHTC. For the year ended October 31, 2001, the Fund incurred $72,271 for administrative services.

     Custody Fees. The Corporation has a custody agreement with BBH for which the BBH receives a fee calculated and paid monthly. Custody fees were reduced by $19,150 as a result of an expense arrangement with the Fund's custodian.

     Shareholder Servicing/Eligible Institution Agreement. The Corporation has a shareholder servicing agreement and an eligible institution agreement with BBH for which BBH receives a fee from the Fund calculated daily and paid monthly at an annual rate equivalent to 0.25% of Class N shares' average daily net assets.

     Expense Payment Fee. 59 Wall Street Administrators, Inc. pays certain expenses of the Fund and receives a fee from the Fund, computed and paid monthly, such that after such fee the aggregate expenses will not exceed 1.20% of the Fund's average daily net assets. For the year ended October 31, 2001, 59 Wall Street Administrators, Inc. incurred $701,793 in expenses, including investment advisory fees of $313,176, shareholder servicing/eligible institution fees of $120,348 and custody fees of $50,381 paid to BBH on behalf of the Fund. The Fund's expense payment fee agreement will terminate on July 31, 2003.

     3. Investment Transactions. For the year ended October 31, 2001, the cost of purchases and the proceeds of sales of investment securities other than short-term investments were $33,759,558 and $24,924,642, respectively. For that same period, the Fund paid brokerage commissions of $1,446 to Brown Brothers Harriman for transactions executed on its behalf.

     4. Capital Stock. The Corporation is permitted to issue 2,500,000,000 shares of capital stock, par value $.001 per share, of which 25,000,000 shares have been classified as Class N shares of the Fund and 25,000,000 shares have been classified as Class I shares of the Fund. There have been no transactions in Class I shares of Capital Stock as of October 31, 2001. Transactions in Class N shares of capital stock were as follows:

                                                 For the years ended October 31
                                                 ------------------------------
                                                       2001           2000
                                                       ----           ----
   Capital stock sold .............................    1,771,480   1,345,351
   Capital stock issued in connection with
      reinvestment of distributions ...............          112          --
   Capital stock redeemed .........................   (1,283,540)   (368,120)
                                                      ----------    --------
   Net increase ...................................      488,052     977,231
                                                      ==========    ========

     5. Financial Futures Contracts

     The Fund may enter into futures contracts. The contractual amount of the futures contracts represents the investment the Fund has in a particular contract and does not necessarily represent the amounts potentially subject to risk. The measurement of risk associated with futures contracts is meaningful only when all related and offsetting transactions are considered. There were no futures contract obligations outstanding at October 31, 2001.

     6. Federal Income Tax Status. At October 31, 2001, the Fund for federal income tax purposes, has a capital loss carryforward of $5,289,157, which may be applied against any net taxable realized gain of each succeeding year until the earlier of its utilization or expiration or October 31, 2009.

                          INDEPENDENT AUDITORS' REPORT

Board of Directors and Shareholders
The 59 Wall Street Tax Efficient Equity Fund (a series of The 59 Wall Street Fund, Inc.):

     We have audited the accompanying statement of assets and liabilities of The 59 Wall Street Tax Efficient Equity Fund (a series of The 59 Wall Street Fund, Inc.), including the schedule of investments, as of October 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from November 2, 1998 (commencement of operations) to October 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The 59 Wall Street Tax Efficient Equity Fund as of October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from November 2, 1998 (commencement of operations) to October 31, 1999, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 21, 2001

                   MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

     The  following  investment   management   strategies  and  techniques  have
materially affected the Fund's performance for the fiscal year ended October 31, 2001.

Tax Efficient Equity Fund

     The bear market in US equities which began with the market's peak in March of 2000 continued into 2001. For the Fund's fiscal year ending October 31, 2001 the S&P 500 declined 24.9% on a total return basis.

     The US economy slowed dramatically beginning in the fourth quarter of 2000 as capital spending, which had long underpinned economic growth, weakened sharply. The Federal Reserve responded promptly by lowering interest rates aggressively to offset the drag of excess capacity and overbuilt inventories. The market's initial reaction was positive, but it readily became apparent that the Fed's action would need to be complemented by expansionary fiscal policy in order to support the economy. The new Bush administration was happy to oblige, and the prospects of tax rebates prompted another short-lived market rally in the second quarter; alas, this rally too deflated over the course of the summer months as inventories continued to decline and the prospects for renewed capital spending seemed ever further away. One bright spot during the year was the continued strength of the US consumer, in spite of weaker equity markets and concerns over rising unemployment. The much-awaited negative wealth effect did not materialize, likely due to the fact that for most consumers, the wealth effect was housing-related, not market-related, and housing continued to hold up well.

     The world changed in many ways on September 11 as terrorism struck closer to home for Americans that it had ever done so before. The market response to this unprecedented event was both predictable and encouraging: once the market re-opened on September 17, a sharp sell-off was followed quickly by a rebound as it became clear that the policy responses to these events, both politically and economically, were well-grounded and economically supportive.

     In anticipation of a resumption in economic growth, the Fund was positioned for a rebound throughout most of the fiscal year, and so accordingly lagged the market as the expected economic strength did not materialize. Furthermore, the Fund's slight tilt towards larger capitalization and growth stocks also exerted a drag on performance, as these sectors of the market were out of favor. Nonetheless, we believe that the stimulative monetary and fiscal support now in place will drive a recovery in the US economy in 2002, and the Fund is well positioned to benefit from such an environment.

                   Tax-Efficient Equity Fund Growth of $10,000

                           ----------------------------
                                   Total Return
                           ----------------------------
                           One Year         Inception
                            Ended          to 10/31/01
                           10/31/01        (Annualized)
                           ----------------------------
                           (29.65)%           (1.66)%
                           ----------------------------

 [The following table was depicted as a line chart in the printed material]

        Date             Tax Efficient Equity Fund    S&P 500
        ----             -------------------------    -------

      11/2/1998                    $10,000            $10,000
     (inception)
       04/30/99                     12,490             12,231
       10/31/99                     12,800             12,566
       04/30/00                  14,120.00          13,469.95
       10/31/00                  13,520.00          13,331.63
       04/30/01                     11,834             11,723
       10/31/01                      9,511             10,011

* net of fees and expenses

           Past performance is not predictive of future performance.

The 59 Wall Street Fund, Inc.

Investment Adviser and
  Administrator

Brown Brothers Harriman
59 Wall Street
New York, New York 10005

Distributor

59 Wall Street Distributors, Inc.
21 Milk Street
Boston, Massachusetts 02109

Shareholder Servicing Agent

Brown Brothers Harriman
59 Wall Street
New York, New York 10005
(800) 625-5759

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of the Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

                            Tax-Efficient Equity Fund

                                  ANNUAL REPORT

                                October 31, 2001